Discontinued Operations	12 Months Ended
Mar. 31, 2016
Discontinued Operations And Disposal Groups [Abstract]
Discontinued Operations

NOTE 20: — DISCONTINUED OPERATIONS

a.

During 2010, the Company’s management decided to sell its Irish facility. The results of operations of the Irish facility have been classified as discontinued operations in the Consolidated Statements of Operations.

b.	The following is the detail of discontinued operations:

	Year ended March 31,
	2016	2015	2014
Sales, net	$—	$—	$—
Cost of sales	(178)	(276)	(220)
Gross loss	(178)	(276)	(220)
Operating expenses:
Research and development	(18)	(2)	—
Selling, marketing, general and administrative	(141)	(167)	(182)
Operating loss	(337)	(445)	(402)
Financial income (expenses), net	65	(347)	162
Other income, net	36	2	2
Loss before income taxes	(236)	(790)	(238)
Tax benefit (expense)	—	3	(81)
Net loss from discontinued operations	$(236)	$(787)	$(319)